SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ----------------

                                  FORM 8-K/A-2

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):          February 28, 2001
                                                      --------------------------



                          INSITUFORM TECHNOLOGIES, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                         0-10786                13-3032158
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(State or other jurisdiction of   (Commission File Number) (IRS Employer
           incorporation)                                   Identification No.)


 702 Spirit 40 Park Drive, Chesterfield, Missouri               63005
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number,
including area code                                       (636) 530-8000
                                                      --------------------------

         This amends the Insituform Technologies, Inc. ("Insituform") Form 8-K filed on March 14, 2001, as amended by the Form 8-K/A filed on April 12, 2001, to provide Arthur Andersen LLP's consent for the incorporation by reference of its report dated February 9, 2001 into Insituform's previously filed registration statements on Form S-8 and Insituform's previously filed registration statement on Form S-3.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(c)      Exhibits.

         See the Index to Exhibits attached hereto.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               INSITUFORM TECHNOLOGIES, INC.


                               By:    /s/ Joseph A. White
                                     -------------------------------------------
                                     Joseph A. White
                                     Vice President and Chief Financial Officer

Date:    April 19, 2001

                                INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

      Exhibit   Description
      -------   -----------
      1         Not applicable.
      2         Not applicable.
      4         Not applicable.
      16        Not applicable.
      17        Not applicable.
      20        Not applicable.
      23        Consent of Arthur Andersen LLP, independent public accountants.
      24        Not applicable.

                                                                     Exhibit 23

                    Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference of our report contained in the Form 8-K/A filed by the Company on April 12, 2001, into the Company's previously filed Registration Statements on Form S-8 Nos. 33-82486, 33-82488 and 33-63953 and the Company's previously filed Registration Statement on Form S-3 No. 333-57932.



ARTHUR ANDERSEN LLP

/s/ Arthur Andersen LLP
St. Louis, Missouri
April 18, 2001